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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, William A. "Kip" Tindell, III, Chief Executive Officer and Chairman of the Board of Directors of The Container Store Group, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)
  The Annual Report on Form 10-K of the Company for the period ended February 27, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2016	/s/ WILLIAM A. "KIP" TINDELL, III William A. "Kip" Tindell, III Chief Executive Officer and Chairman of the Board of Directors

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002